UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2024, the Board of Directors (the “Board”) of 5E Advanced Materials, Inc., a Delaware corporation (the “Company”) amended and restated the Company’s bylaws (as so amended and restated, the “Second Amended and Restated Bylaws”), effective as of November 1, 2024, to reduce the requisite quorum at all meetings of stockholders for the transaction of business from the holders of a majority to the holders of one-third (1/3) in voting power of the shares of the Company entitled to vote at the meeting, present in person, or represented by proxy, unless otherwise required by applicable law or the Company’s certificate of incorporation.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01 Other Events

The Board established December 2, 2024 as the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). Holders of record at the close of business on November 7, 2024 will be entitled to receive notice of and to vote at the meeting and any continuation, adjournment or postponement thereof. The 2024 Annual Meeting will be held virtually by means of remote communication. The details of the virtual annual meeting, including how stockholders can log into the virtual meeting, vote and submit questions, will be disclosed in the Company’s definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission.

Pursuant to the Company’s Second Amended and Restated Bylaws, stockholders intending to submit notice of (i) proposals to be presented at, but not included in the Company's proxy statement for the 2024 Annual Meeting, including director nominations for election to the Board (other than “proxy access” director nominations), or (ii) director nominations to be included in the Company’s proxy statement for the 2024 Annual Meeting pursuant to the “proxy access” provision in the Second Amended and Restated Bylaws, must deliver such written notice to the principal executive offices of the Company, addressed to the Secretary, no later than November 11, 2024 (which is the tenth day following this public announcement of the date of the 2024 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Second Amended and Restated Bylaws.

In addition to satisfying the requirements under the Second Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholders who intend to have a proposal considered for inclusion in the Company’s 2024 proxy materials for presentation at its 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Company’s Secretary at its principal executive offices by November 8, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of 5E Advanced Materials, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	November 1, 2024	By:	/s/ Paul Weibel
Paul Weibel Chief Executive Officer